SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 22, 2004

DYNABAZAAR, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-29423	04-3551937
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

888 Seventh Avenue, New York, NY 10019
(Address of Principal Executive Offices and Zip Code)

(212) 974-5730
(Registrant’s telephone number, including area code)

Item 5.  Other Events and Required FD Disclosure

On June 22, 2004, Dynabazaar, Inc. issued a press release announcing the delisting of its common stock from The Nasdaq Stock Market.  A copy of Dynabazaar, Inc.’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

EXHIBIT NO.	DESCRIPTION
99.1	Press release issued by Dynabazaar, Inc. on June 22, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNABAZAAR, INC.

Dated: June 22, 2004	By:	/s/ Melvyn Brunt
Melvyn Brunt
Chief Financial Officer

EXHIBIT INDEX

99.1                           Press Release issued by Dynabazaar, Inc. on June 22, 2004.